Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 124,011.00
Total Transaction Valuation	810,000,000.00
Total Offset Amount	124,011.00
Net Fee	$ 0.00